UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2004

TRIMERIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23155	56-1808663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3518 Westgate Drive, Suite 300, Durham, North Carolina	27707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 419-6050

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition”:

On July 20, 2004, Trimeris, Inc. (the “Company”) announced via press release the Company’s financial results for the quarter ending June 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached exhibit are furnished under this Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ Dani P. Bolognesi
Dani P. Bolognesi
Chief Executive Officer and
Chief Scientific Officer

Dated July 20, 2004